EXHIBIT 99.8

AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is February 2, 2012. The parties and their addresses are:

OWNER:

ELDORADO ARTESIAN SPRINGS, INC.
a Colorado Corporation
1783 Dogwood Street
Louisville, CO 80027

SECURED PARTY:

ANB BANK
3033 East First Ave
Denver, CO 80206

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Owner.

1.    LOAN DESCRIPTION (Loan).

A.	Date. February 2, 2012
B.	Loan Number. 0130011703
C.	Loan Amount. $1,415,216.02
D.	Additional Information. 2nd Deed of Trust

2.    AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following.

A.	I will insure the Property as listed and with the coverages shown in the DESCRIPTION OF PROPERTY section.
B.	I will have you named on the policy, with the status listed under the STATUS section.
C.	I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.
D.	I will pay for this insurance, including any fee for this endorsement.
E.	I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3.    DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.

Real estate located at 1783 Dogwood Street, Louisville, Colorado 80027.

I agree to insure this Property according to the following described risks, amount of coverage, and maximum deductible allowed. I will insure the Property with the coverages necessary to protect the Property from all risks and liability reasonably associated with the Property. The insurable value of this Property is $1,415,216.02. The term of coverage will be Term of Loan. The maximum deductible allowed is $1,000.00.

Real estate located at 255 Artesian Drive; 23 Kneale Road
35, 299, 319-321 Eldorado Springs Drive, Eldorado Springs/Louisville, Colorado 80025-27.

I agree to insure this Property according to the following described risks, amount of coverage, and maximum deductible allowed. I will insure the Property with the coverages necessary to protect the Property from all risks and liability reasonably associated with the Property. The insurable value of this Property is $1,415,216.02. The term of coverage will be Term of Loan. The maximum deductible allowed is $1,000.00.

Other coverages required: PHYSICAL DAMAGE COVERAGE WITH DEDUCTIBLES NOT TO EXCEED $1,000.00 PER OCCURRENCE.

4. STATUS. Your status shall be listed on the insurance policy as Mortgagee The current lien position of the Secured Party is Second lien.

5. MAILING ADDRESS. Please return to Secured Party at the address listed in the DATE AND PARTIES section.

SIGNATURES FOR OWNERS AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage, and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.

OWNER:

Eldorado Artesian Springs, Inc.
Colorado Agreement to Provide Insurance
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services e1996, 2012 Bankers Systems™

SIGNATURE OF SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy coverages shown above.

SECURED PARTY:

ANB Bank

SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION. By signing below. Insurance Company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.

INSURANCE COMPANY:

By
Signer Name
Signer Title
Telephone Number

Eldorado Artesian Springs, Inc.
Colorado Agreement to Provide Insurance
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services e1996, 2012 Bankers Systems™